UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     November 18, 2005



                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


           Nevada                       000-32903                98-0233859
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission              IRS Employer
     of incorporation)                 File Number)          Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Barf Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 610-941-2780


            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

     On November 18, 2005, Dermisonics, Inc. issued a press release (the "Press Release") announcing that announced that it will be featured live at 11am Eastern on Monday, on Traders Nation(TM), the largest syndicated live radio talk show for Smallcap investors. A similar release was made again on November 21, 2005. Copies of the Press Releases are furnished as Exhibits 99.1 and 99.2 to this report.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.  Furnished pursuant to Items 2.02 and 7.01.

     99.1     Press release by Dermisonics, Inc. issued on November 18, 2005.
     99.2     Press release by Dermisonics, Inc. issued on November 21, 2005.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DERMISONICS, INC.


Date: November 21, 2005                    By: /s/Bruce H. Haglund
                                              ----------------------------------
                                                 Bruce H. Haglund, Chairman